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                                                                   EXHIBIT 10.23


                            SECOND AMENDMENT TO LEASE


                  This Second Amendment to Lease is entered into as of October 15, 1997 by and between CONTINENTAL TOWERS, a New York general partnership, hereafter referred to as "Landlord" and THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, hereafter referred to as "Tenant".

                  WHEREAS, as of December 21, 1988, Landlord and Tenant entered into that certain Agreement of Lease (the "Lease") relating to the premises (the "Premises") located at 100-120 Madison Street, Syracuse, New York, also known as MONY Towers, a memorandum of which Lease was recorded in the Onondaga County Clerk's Office on December 22, 1988 in Book 3499, page 128; and

                  WHEREAS, as of January 14, 1994, Landlord and Tenant entered into that certain First Amendment to Lease (the "First Amendment"), a memorandum of which First Amendment was recorded in the Onondaga County Clerk's Office on January 18, 1994 in Book 3901 of Deeds, page 8; and

                  WHEREAS, as of October 15, 1997, Tenant assigned to Landlord, et al., a right of way and easement reserved in a deed dated October 15, 1997 from Tenant to the City of Syracuse, which deed was recorded in the Onondaga County Clerk's Office on October 20, 1997 in Book 4192 of Deeds at page 9; and

                  WHEREAS, Landlord and Tenant desire to amend the Lease, as amended, to grant to Tenant a right of way and easement over and through the premises assigned to Landlord;

                  NOW THEREFORE,

                  In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

                  1. ARTICLE 1. Article 1 of the Lease is hereby amended by granting Tenant, its successors and assigns, a right of way and easement ("Easement") for persons and motor vehicles on, over, across and through the premises described in Schedule A attached to this Second Amendment and incorporated herein ("the easement premises") for the purpose of obtaining ingress to and egress from the vehicular ramp(s) at Montgomery Street that lead(s) to and from the bottom level of the premises to the loading docks serving the office buildings located on the parcel of real property described on Schedule B attached to this Second Amendment and incorporated herein. This Easement is subject to any and all easements, rights of way of record, restrictions of record and zoning rules and regulations. This Easement shall terminate automatically six months after the office buildings located on the parcel of real property described on

Schedule B have not been used or are not under repair for future use for a continuous period of at least one year and, in such event, Tenant, by its acceptance of this Easement, hereby agrees that upon demand of the Landlord, it will reconvey the Easement to the Landlord.

                  2. INGRESS AND EGRESS. Subject to reasonable provisions for security, Tenant shall have the right of free ingress and egress to and from the easement premises for all purposes set forth in this Easement.

                  3. MAINTENANCE. Tenant shall, at its own expense, at all times take all measures to keep and maintain the easement premises in first-class condition and repair, including all the making of structural and non-structural repairs and replacements, and to keep the easement premises in a clean, orderly, sanitary and safe condition, including but not limited to doing such things as are necessary to comply with applicable laws, ordinances, rules, regulations and orders by governmental and public bodies and agencies. Tenant shall, at its own expense, (a) keep the easement premises free of insects, rodents, vermin and other pests; (b) not permit undue accumulation of garbage, trash, rubbish and other refuse and shall remove the same; (c) keep the easement premises and the vehicular ramps in a neat, orderly fashion; (d) remove all snow and ice from the easement premises; and (e) conduct its operation of the easement premises in all respects in a dignified manner. Tenant agrees to repair or pay for any damage done to the easement premises caused by Tenant in exercising the rights, powers and privileges granted by this Easement.

                  4. USE OF EASEMENT PREMISES BY LANDLORD. The right to use the easement premises for any purpose not interfering or inconsistent with this Easement is expressly reserved by Landlord, provided, however, that Landlord shall neither build, erect, construct or place upon the easement premises anything of a permanent nature or character to interfere with the easement premises.

                  5. RUNNING OF BENEFITS AND BURDENS. All provisions of this Easement, including the benefits and burdens, run with the land and are binding upon and inure to the assigns, successors, lessees, tenants and representatives of the parties thereto.

                  6. RAMIFICATIONS. Except as specifically herein amended, all terms, provisions, conditions and exhibits contained in the Lease shall remain unmodified and in full force and effect. Any terms used in this Second Amendment and not otherwise defined herein shall have the same definition as in the Lease. In the event that any provision of this Second Amendment shall conflict with the terms, provisions, conditions and exhibits of the Lease, the terms, provisions, conditions and exhibits of this Second Amendment shall govern and control. All references in the Lease to "this Lease", "herein" or terms of similar import shall refer to the Lease as amended hereby and as the same may be hereafter amended.

                                       2
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                  7. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Second Amendment.

                  8. CAPTIONS. The captions used in this Second Amendment are provided for convenience and reference only and should not be used in construing this Second Amendment.

                  9. MEMORANDUM OF LEASE. Landlord and Tenant hereby agree that they shall, at the request of either party, execute a memorandum of the First Amendment (if not previously recorded) and this Second Amendment setting forth such matters as are necessary to comply with applicable statutory requirements. Both Landlord and Tenant agree to cause such memorandum to be recorded in the real estate records of the county where the premises are located and to execute and deliver all necessary transfer tax returns and other instruments necessary to permit such recording. Landlord agrees that it shall pay all recording charges, fees and taxes incurred in connection with recording such memorandum.

                  This Second Amendment has been duly executed and delivered by the undersigned as of the day and year first above written.


                           CONTINENTAL TOWERS
                           a New York General Partnership

                           By: Twin Towers Investors, L.P., a New York limited partnership, general partner

                                    By:   Continental Realty of New York,
                                          Inc., a New York corporation,
                                          general partner


                                          By:/s/ Lowell A. Seifter
                                             ---------------------
                                               Lowell A. Seifter
                                               Assistant Secretary

                           By:       Continental Realty Funding Limited
                                     Partnership, a New York Limited
                                     partnership, general partner

                                    By:   Continental Realty of New York,
                                          Inc., a New York corporation,
                                          general partner



                                         By:/s/ Lowell A. Seifter
                                             ---------------------
                                              Lowell A. Seifter
                                              Assistant Secretary

                           THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                           By: /s/ Edward P. Bank
                               ---------------------
                               Name: Edward P. Bank
                               Title: VP & Deputy General Counsel


                                       4
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STATE OF NEW YORK                   )
COUNTY OF ONONDAGA                  ) ss.:

                  On the 4th day of November, 1997, before me personally came LOWELL A. SEIFTER, to me known, who, being by me duly sworn, did depose and say that he is the Assistant Secretary of CONTINENTAL REALTY OF NEW YORK, INC., the corporation which executed the foregoing instrument as the general partner of TWIN TOWERS INVESTORS, L.P., a general partner of CONTINENTAL TOWERS, the partnership described in and which executed the above instrument, and that he signed his name thereto by order of the Board of Directors of said corporation, as the act of said corporation, as general partner of a general partner of Continental Towers.



                                           /s/ Dina M. Ranger
                                           ------------------
                                                      Notary Public

Stamped: Dina M. Ranger, Notary Public, State of New York, No. 01RA5048359, Qualified in Onondaga County, Commission Expires August 21, 1999



STATE OF NEW YORK                   )
COUNTY OF ONONDAGA                  ) ss.:

                  On the day of 4th day of November, 1997, before me- personally came LOWELL A. SEIFTER, to me known, who, being by me duly sworn, did depose and say that he is the Assistant Secretary of CONTINENTAL REALTY OF NEW YORK, INC., the corporation which executed the foregoing instrument as the general partner of CONTINENTAL REALTY FUNDING LIMITED PARTNERSHIP, a general partner of CONTINENTAL TOWERS, the partnership described in and which executed the above instrument, and that he signed his name thereto by order of the Board of Directors of said corporation, as the act of said corporation, as general partner of a general partner of Continental Towers.


                                            /s/ Dina M. Ranger
                                            ------------------
                                                        Notary Public

Stamped: Dina M. Ranger, Notary Public, State of New York, No. 01RA5048359, Qualified in Onondaga County, Commission Expires August 21, 1999
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STATE OF NEW YORK                   )
COUNTY OF NEW YORK                  ) ss.:

                  On this 31 day of October 1997, before me personally came EDWARD P. BANK, to me known, who, being by me duly sworn did depose and say that he resides in New York, New York, that he is the Vice President of THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, the corporation described in and which executed the above instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.



                                             /s/ Patricia L. Hartnett
                                             ------------------------
                                                           Notary Public

Stamped: Patricia L. Hartnett, Notary Public of New York, No.31-4807148, Qualified in New York County, Term Expires February 28, 1999
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                                   SCHEDULE A

                  All that certain real property situate in the City of Syracuse, County of Onondaga and State of New York, being part of Block 134 in said City, and being more particularly described as follows:

                  Beginning at a point in the westerly boundary of Montgomery Street, said point being N 0(0) 06' 00" E, measured along said westerly street boundary, a distance of 85.91 feet from its intersection with the northerly boundary of Harrison Street; running thence through said Block 134, the following 9 courses and distances:

                  1. N 30(degree) 31' 22" W, 19.96 feet to a point of curvature;

                  2. Northwesterly, following a curve to the left having a
                     radius of 48.00 feet, an arc distance of 68.33 feet to a point of tangency;

                  3. S 67(degree) 54' 53" W, 37.45 feet to a point designated
                     "Point A" for future reference;

                  4. S 67(degree) 54' 53" W, 4.55 feet;

                  5. N 89(degree) 40' 58" W, 84.82 feet to a point designated
                     "Point B," for future reference;

                  6. N 89(degree) 40' 58" W, 29.70 feet to a point of curvature;

                  7. Northwesterly, following a curve to the right having a
                     radius of 58.32 feet, an arc distance of 41.64 feet to a point of tangency;

                  8. N 48(degree) 46' 18" W, 21.25 feet;

                  9. N 0(degree) 50' 22" W, 44.03 feet to a point, said point being 179.69 feet distant northerly, measured at right angles, from the northerly boundary of Harrison Street; thence S 89(degree) 49' 40" E on a line parallel with said northerly boundary of Harrison Street, a distance of 22.09 feet to a point; thence continuing through said Block 134, the following 7 courses and distances:

                  1. S 27(degree) 22' 57" E, 38.33 feet to a point of curvature;

                  2. Southeasterly, following a curve to the left having a
                     radius of 21.70 feet, an arc distance of 12.79 feet to a point of tangency;

                  3. S 61(degree) 08' 37" E, 6.86 feet;

                  4. S 89(degree) 40' 58" E, 80.47 feet to a point of curvature;


                                       A-1
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                  5. Easterly, following a curve to the left having a radius of
                     88.70 feet, an arc distance of 28.59 feet to a point of tangency;

                  6. N 71(degree) 50' 58" E, 46.35 feet;

                  7. S 89(degree) 50' 32" E, 70.67 feet to a point in the
                     westerly boundary of Montgomery Street; thence S 0(degree) 06' 00" W along said westerly street boundary, a distance of 66.39 feet to the point of beginning.

                  Excepting from the above described Permanent Easement, all that certain real property lying above (and not below) the horizontal plane having an elevation of 37.0 feet above that certain Datum Level known as City of Syracuse Datum Level, bounded and described as follows:

                  Beginning at a point in the southerly boundary of the above described Permanent Easement, said point being designated "Point A" therein; running thence along said southerly boundary, the following 2 courses and distances:

                  1.  S 67(degree) 54' 53" W, 4.55 feet;

                  2. N 89(degree) 40' 58" W, 84.82 feet to "Point B" designated therein; thence N 0(degree) 06' 00" E, a distance of 26.05 feet to a point in the northerly boundary of said Permanent Easement; thence along said northerly boundary, the following 3 courses and distances:

                  1. S 89(degree) 40' 58" E, 50.51 feet to a point of curvature;

                  2. Easterly, following a curve to the left having a radius of
                     88.70 feet, an arc distance of 28.59 feet to a point of tangency;

                  3. N 71(degree) 50' 58" E, 10.96 feet;

                  4. thence S 0(degree) 06' 00" W, a distance of 32.35 feet to the point of beginning.

                  Also, excepting from the above described Permanent Easement, all that certain real property lying above (and not below) the horizontal plane having an elevation of 25.0 feet above the above referenced City of Syracuse Datum Level, bounded and described as follows:

                  Beginning at a point in the southerly boundary of the above described Permanent Easement, said point being designated "Point B" therein; running thence along the southerly and westerly boundary of said Permanent Easement, the following 4 courses and distances:

                  1. N 89(degree) 40' 58" W, 29.70 feet to a point of curvature;

                                       A-2
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                  2. Northerly, following a curve to the right having a radius of 58.32 feet, an arc distance of 41.64 feet to a point of tangency;

                  3. N 48(degree) 46' 18" W, 21.25 feet;

                  4. N 0(degree) 50' 22" W, 44.03 feet to a point in the
                     northerly boundary of said Permanent Easement; thence S 89(degree) 49' 40" E along said northerly boundary, a distance of 22.09 feet to a point; thence along the northeasterly and northerly boundary of said Permanent Easement, the following 4 courses and distances:

                  1. S 27(degree) 22' 57" E, 38.33 feet to a point of curvature;

                  2. Southeasterly, following a curve to the left having a
                     radius of 21.70 feet, an arc distance of 12.79 feet to a point of tangency;

                  3. S 61(degree) 08' 37" E, 6.86 feet;

                  4. S 89(degree) 40' 58" E, 29.96 feet;

                     thence S 0(degree) 06' 00" a distance of 26.05 feet to the point of beginning.


                                      A-3
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                                   SCHEDULE B

                  ALL THAT TRACT OR PARCEL OF LAND situate in the City of Syracuse, County of Onondaga and State of New York and being a portion of Block #134 in said City, and being more particularly described as follows:

                  Beginning at a point in the southerly boundary of Madison Street at its intersection with the easterly boundary of South Warren Street; running thence S 89(degree) 47' 10" E along said southerly boundary of Madison Street, a distance of 471.97 feet to its intersection with the westerly boundary of Montgomery Street; thence S 0(degree) 06' 00" W along said westerly street boundary, a distance of 179.26 feet to a point; thence N 89(degree) 49' 40" W through said Block 134, a distance of 471.84 feet to a point in the easterly boundary of South Warren Street; thence N 0(degree) 03' 30" E along said easterly street boundary, a distance of 179.61 feet to the point of beginning, containing 84,677 square feet = 1.944 acres, more or less.



                                    B-1